SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 12, 2004

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7000 Sunwood Drive
Ramsey, Minnesota		55303
(Address of principal executive offices)		(Zip Code)

(763) 506-9000
(Registrant's telephone number)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)       The following directors resigned as members of the Board of Directors of BMC Industries, Inc. (the

             "Company") on the dates indicated:

Dr. H. Ted Davis	November 12, 2004

Robert D. Endacott

November 12, 2004

     Morris
Goodwin, Jr.
November 13, 2004

     Alan R.
Longstreet
November 15, 2004

The Company announced on June 23, 2004, that BMC Industries, Inc. and its domestic subsidiaries had filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Minnesota.  The resignations of Messrs. Davis, Endacott, Goodwin and Longstreet follow the successful completion of the sale of the Company's former Vision-Ease Lens and Buckbee-Mears operations to outside parties through the bankruptcy court.

   Item 7.01

   Regulation FD
  Disclosure.

The following directors resigned as members of the Board of Directors of BMC Industries, Inc. (the "Company") on the dates indicated:

Dr. H. Ted Davis	November 12, 2004
Robert D. Endacott	November 12, 2004

Morris Goodwin, Jr.	November 13, 2004

Alan R. Longstreet	November 15, 2004

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   BMC INDUSTRIES,
  INC.

   Dated:
  November 17, 2004

   By:

   /s/Bradley D.
  Carlson

   Bradley D.
  Carlson

   Its:

   Chief Executive
  Officer and Chief Financial Officer